VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA V
File No. 811-21491, CIK: 0001273317
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA V, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust, Access One Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 7, 2008, Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On March 3, 2008, Fidelity Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

•	On March 7, 2008, ProFunds filed its annual report with the Commission via EDGAR (CIK: 0001039803).

•	On January 3, 2008, Access One Trust filed its annual report with the Commission via EDGAR (CIK: 0001301123).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President
Western Reserve Life Assurance Co. of Ohio